SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



                         JANUARY 5, 1999
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        Date of Report (Date of earliest event reported)


                AMERICAN RESOURCES OFFSHORE, INC.
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     (Exact name of Registrant as specified in its charter)


                            DELAWARE
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         (State or other jurisdiction of incorporation)


     0-21472                                 86-0713506
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Commission File Number)         (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                           40383
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(Address of principal executive offices)          (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         NOT APPLICABLE
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  (Former name or former address, if changed since last report)
Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Amended.


Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.

          (a) KPMG LLP ("KPMG") was previously the principal accountant for American Resources Offshore, Inc.

               (i)  On January 5, 1999, KPMG resigned as the
Registrant's auditor.

               (ii) KPMG's accountant's reports on Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles.

               (iii) KPMG's resignation and the engagement of other accountants was approved by the Executive Committee of Registrant's Board of Directors.

               (iv) During the Registrant's two most recent fiscal years and the interim period preceding the resignation of KPMG, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with its reports.

               (v) A copy of this Report on Form 8-K will be furnished to KPMG not later than the date it is filed with the Securities & Exchange Commission ("Commission") with the request that KPMG promptly furnish to the Registrant a letter addressed to the Commission stating that it agrees with the statements made by Registrant herein, and, if not, stating the respects in which it does not agree. A copy of KPMG's response letter is attached hereto as Exhibit 16.01.

          (b) On January 6, 1999, Registrant engaged Ernst & Young LLP ("Ernst & Young") as its independent accountants to audit the Registrant's financial statements. During Registrant's two most recent fiscal years and any subsequent interim period preceding the engaging of Ernst & Young, neither the Registrant nor any person on its behalf consulted Ernst & Young regarding:

               (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or

               (ii) Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the instructions related thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 5.   Other Events.  Not Amended

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibit 16.01       Response letter from KPMG LLP to
                              the Securities and Exchange
                              Commission


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RESOURCES OFFSHORE, INC.
                             (f/k/a American Resources of
                              Delaware, Inc.)


                             By:  /s/ Ralph A. Currie
                                ---------------------------------
                                Ralph A. Currie
                             Its:   Chief Financial Officer

Dated:  January 15, 1999
       -------------------

                          Exhibit 16.01




Securities and Exchange Commission
Washington, DC  20549

January 13, 1999


Ladies and Gentlemen:

We were previously principal accountants for American Resources Offshore, Inc. (formerly American Resources of Delaware, Inc.) and, under the date of March 30, 1998, we reported on the consolidated financial statements of American Resources Offshore, Inc. and subsidiaries as of and for the years ended December 31, 1997 and 1996. On January 5, 1999, we resigned. We have read American Resources Offshore, Inc.'s statements included under
Item 4 of its Form 8-K dated January 5, 1999 and we agree with such statements, except that we are not in a position to agree or disagree with American Resources Offshore, Inc.'s statement that Ernst & Young was not engaged regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on American Resources Offshore, Inc.'s financial statements or any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the instructions related thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). Also, we are not in a position to agree or disagree with American Resources Offshore, Inc.'s statement that the change was approved by the executive committee of the board of directors.

Very truly yours,

KPMG LLP